Investor Presentation Second Quarter 2007 Update

Use of Non-GAAP Financial Measures
Included in this presentation are certain non-GAAP financial measures that are not determined in accordance with US generally accepted accounting principles.  These financial performance measures are not indicative of cash provided or used by operating activities and exclude the effects of certain operating, capital and financing costs and may differ from comparable information provided by other companies, and they should not be considered in isolation, as an alternative to, or more meaningful than measures of financial performance determined in accordance with US generally accepted accounting principles.  These financial performance measures are commonly used in the industry and are presented because NTELOS believes they provide relevant and useful information to investors.  NTELOS utilizes these financial performance measures to assess its ability to meet future capital expenditure and working capital requirements, to incur indebtedness if necessary, and to fund continued growth.  NTELOS also uses these financial performance measures to evaluate the performance of its business, for budget planning purposes and as factors in its employee compensation programs.

Special Note Regarding Forward-Looking
Statements
Any statements contained in this presentation that are not statements of historical fact, including statements about our beliefs and expectations, are forward-looking statements and should be evaluated as such. The words "anticipates," "believes," "expects," "intends," "plans,"
"estimates," "targets," "projects," "should," "may," "will" and similar words and expressions are intended to identify forward-looking statements. Such forward-looking statements reflect, among other things, our current expectations, plans and strategies, and anticipated financial results, all of which are subject to known and unknown risks, uncertainties and factors that may cause our actual results to differ materially from those expressed or implied by these forward-looking statements. Many of these risks are beyond our ability to control or predict. Because of these risks, uncertainties and assumptions, you should not place undue reliance on these forward-looking statements.
Furthermore, forward-looking statements speak only as of the date they are made. We do not undertake any obligation to update or review any forward-looking information, whether as a result of new information, future events or otherwise. Important factors with respect to any such forward-looking statements, including certain risks and uncertainties that could cause actual results to differ from those contained in the forward-looking statements, include, but are not limited to: leverage;
operating and financial restrictions imposed by our senior credit facilities; our cash requirements; rapid development and intense competition in the telecommunications industry;

Special Note Regarding Forward-Looking Statements
(cont.)
increased competition in our markets; declining prices for our services;
changes or advances in technology; the potential to experience a high rate of customer turnover; our dependence on our affiliation with Sprint Nextel
("Sprint"); a potential increase in the roaming rates we pay; wireless handset subsidy costs; the potential for our largest competitors and Sprint to build networks in our markets; the potential loss of our licenses; federal and state regulatory developments; loss of our cell sites; the rates of penetration in the wireless telecommunications industry; our capital requirements;
governmental fees and surcharges; our reliance on certain suppliers and vendors; the potential for system failures or unauthorized use of our network; the potential for security breaches of our physical facilities; the potential loss of our senior management and inability to hire additional personnel; the trading market for our common stock; the potential influence over us by our two largest stockholders, CVC and Quadrangle; our ability to pay dividends; provisions in our charter documents and Delaware law;
expenses of becoming a public company; the requirement to comply with
Section 404 of the Sarbanes-Oxley Act; and other unforeseen difficulties that may occur. These risks and uncertainties, as well as other risks and uncertainties that could cause our actual results to differ significantly from management’s expectations, are not intended to represent a complete list of all risks and uncertainties inherent in our business, and should be read in conjunction with the more detailed cautionary statements and risk factors included in our SEC filings, including our Annual Reports on Forms 10-K.

Company Overview

nTelos

PA
MD
OH
WV
KY
VA
TN
NC
Charleston
Huntington
Charlottesville
Richmond
Lynchburg
Roanoke
Virginia Beach
Chesapeake
Strategic Network Alliance Area (Wholesale)
Current NTELOS Coverage

PA
OH
MD
WV
KY
VA
TN
NC
Winchester
Washington DC
Harrisonburg
Staunton
Waynesboro
Charlottesville
Charleston
Huntington
Lynchburg
Roanoke
Danville
Greensboro
Richmond
CLEC & Internet
Internet
ILEC
Fiber Optic Network
Point of Presence

Regionally-Focused Service Provider
45K RLEC lines, 94% DSL coverage
48K CLEC lines, 98% commercial or institutional
19K broadband connections
5% YoY Revenue growth
3% YoY Adjusted EBITDA growth
54% YTD Adjusted EBITDA margin
Average of 23.0 MHz of spectrum
5.2 million covered POPs
391K
(1)
retail subscribers (YoY increase of
12%)
Wholesale revenues (primarily Sprint Nextel
agreement) increased 25% YoY to $88
16% YoY Revenue growth
25% YoY Adjusted EBITDA growth
36% Adjusted EBITDA margin (versus 34%
one year ago)
39% Adjusted EBITDA margin in 2Q07
(versus 35% in 2Q06)
Wireless ($350 Revenue / $127 Adj. EBITDA)
(1) (2)
Wireline ($120 Revenue / $65 Adj. EBITDA)
(1) (2)
($ in millions)
(1) As of June 30, 2007 or for the twelve months ended June 30, 2007.
(2) Throughout this presentation, year over year (YOY) comparisons are calculated using the last twelve month periods ending on June 30, 2006 and June 30, 2007.

$66
$87
$121
$147
$172
$198
40%
39%
35%
28%
24%
37%
0
50
100
150
$200
2002 2003 2004 2005 2006 2007G
$495
$440
$392
$343
$309
$280
0
100
200
300
400
$500
2002 2003 2004 2005 2006 2007G
Focused on Growth Opportunities
($ in millions)
Total Revenue
Total Adjusted EBITDA/Margin %
Strong financial performance
(1)
(2)
(1) Based on Midpoint of guidance range of $492 million to $498 million               (2) Based on Midpoint of guidance range of $195 million to $200 million
Note: Throughout this presentation, Compound Annual Growth Rates (CAGR) presented are calculated over the period of 2002 to 2006.

$101
$85
40%
41%
0
25
50
75
100
$125
6 Mo 2006 6 Mo 2007
$246
$215
0
100
200
$300
6 Mo 2006 6 Mo 2007
YTD 2007 Over YTD 2006 Growth
($ in millions)
Total Revenue
Total Adjusted EBITDA/Margin %
Strong financial performance

NTELOS Retail Branded Strategy
Wholesale MVNO Strategy
NTELOS NATION
NTELOS Unlimited
NTELOS
In Advance
nTelos
CDMA
Network
Sprint
Together with NEXTEL
Virgin
mobile
EarthLink
movida
moviliza tu vida
Cable
Partnerships

8 Two-Pronged Wireless Growth Strategy Leverage multiple brands and distribution clout over one network to drive economic returns.

$90
$66
$33
$15
$112
$139
9%
35%
32%
28%
37%
17%
0
40
80
120
$160
2002 2003 2004 2005 2006 2007G
$34
$33
$52
$63
$78
$375
$244
$217
$183
$167
$137
$322
$280
$235
$200
$171
0
100
200
300
$400
2002 2003 2004 2005 2006 2007G
Retail   Wholesale
(1)
Revenue
High Growth/High Margin Wireless Operations
($ in millions)
Adjusted EBITDA/Margin %
(2)
(1) Based on Midpoint of guidance range of $373 million to $377 million
(2) Based on Midpoint of guidance range of $137 million to $140 million

$56
$71
35%
38%
0
20
40
60
80
$100
6 Mo 2006 6 Mo 2007
$120
$138
$37
$47
$157
$185
0
50
100
150
200
$250
6 Mo 2006 6 Mo 2007
Retail   Wholesale
Revenue
YTD 2007 over YTD 2006 Wireless Operations
($ in millions)
Adjusted EBITDA/Margin %

Retail Wireless Positioned For Growth
NTELOS positioned as the “Best Value in Wireless”
“Complete Nationwide Coverage”
Large contiguous regional footprint
Leveraging extensive brand awareness and retail presence
70 branded retail locations
Reinforced by regional wireline presence
The most complete nationwide coverage with no roaming
Sprint Nextel alliance – New resale agreement through July 2015
Improves economics for NTELOS national plans
Recent discretionary capital investments driving enhanced wireless performance
Improvements in coverage and quality
Planned EVDO network upgrade for all markets – incremental CAPEX over 2007-2009 of approximately $65 million
Enhanced high speed data capabilities from planned network upgrade
Focus on higher value rate plans
Emphasis on Postpay and nAdvance spending limit plans
Expansion of data products and services

$3.85
$51.95
$51.09
$2.62
$53.71
$55.80
40
50
$60
6 Mo 2006 6 Mo 2007
Voice   Data
336
350
367
391
250
300
350
400
12/31
2005
6/30
2006
12/31
2006
6/30
2007
Successful Growth in Subscribers and ARPU
Retail ARPU NTELOS Branded Subscribers (000s)
YOY Subscriber Growth of 12%

NTELOS’ Retail Products Target Local Customers
Contribution
Long Distance, Roaming, Features
1- or 2-Year Service Contract
Allows Shared Lines
Nationwide Roaming options
Postpay-Like Plans with Unlimited or Buckets
of Minutes with 1-or 2-year Service
Agreement required
Competitive Cost of Entry
Long Distance, Roaming, Features available
Traditional “Pay-As-You-Go” Prepay with No
Service Agreement
Description Products
Postpay
Prepay
72% of Total Subs
$55.93 YTD ARPU
28% of Total Subs
$55.45 YTD ARPU

$23.04
$23.89
$31.91
$30.67
$53.71
$55.80
0
20
40
$60
6 Mo 2006 6 Mo 2007
41%
52%
49%
45%
41%
30
40
50
60%
2002 2003 2004 2005 2006
ARPU and Scale Drive Profit per Subscriber
Operating costs include wholesale costs; understates profit per retail customer.
(1) Network costs include cost of wholesale MOUs, wholesale revenue not included in ARPU.
(2) Operating costs exclude cost of customer acquisition (CPGA) and equipment revenue.
ARPU/Cash Profit per Subscriber
(1)
Operating Costs as % of Revenue
(2)
$.85
Cash Profit/Subscriber Cash Cost/Subscriber
(1)

Retail Locations
NTELOS
Sprint Nextel
AT&T
Alltel
Verizon Wireless
T-Mobile

Churn %

$346
$368
3.1%
2.7%
2.3%
1.8%
200
300
$400
6 Mo 2006 6 Mo 2007
0
2
4
6
8%
Direct Distribution Model Improves Customer
Satisfaction
CPGA
Total Churn
Postpay Churn
Extensive Retail Presence
(1)
CPGA ($)/Churn (%)-YTD
(1) As of January 2007
19
28
19
23
22
28
6
11
12
18
25
9
13
18
17
34
39
48
58
70
0
10
20
30
40
50
60
70
80
VAE   VAW   WVA

nTelos

T-Mobile
alltel
nTelos
U.S. Cellular
at&t
Sprint
Together with NEXTEL
verizon wireless

16 Unique Competitive Position Value National Full Range Comparative Regional Geographic Coverage Price Position NTELOS has the best regional coverage and offers the best value.

$47
$37
$34
$33
$52
$63
$78
0
20
40
60
80
$100
2002 2003 2004 2005 2006 6 Mo
2006
6 Mo
2007
Wireless Wholesale Revenue
Strategic Network Alliance Leverages NTELOS’ Network
Sprint Nextel acquired 97K
Horizon subscribers in June 2004
Sprint Nextel Strategic Network
Alliance extended through at
least July 2015
Monthly minimum revenue
guarantees
Benefits from Sprint Nextel
migration to CDMA
Attractive contribution margin
($ in millions)
High Growth, Attractive Margin Revenue Stream.

Summary of Terms for Recently Revised Sprint Nextel Contract
Agreement extended 4 years through July 2015
No overbuild could be commenced until last 18 months
Exclusivity for all wireless services utilizing CDMA technology
Minimum Sprint Nextel revenue commitment of $8 million/month; $9 million/month after NTELOS has deployed EVDO to
98% of cell sites in resale region
Separate rate structure for services:
“Home” voice pricing tiers fixed through July 1, 2008, then reset semi-annually based on 60.0% of change in
Sprint’s retail voice revenue yield
“Travel” voice rate fixed through July 1, 2008, then reset semi-annually based on 90.0% of Sprint’s retail voice revenue yield
“Home” data rate is 60.0% of Sprint national 3G and EVDO data yield, reset quarterly, times Average Sprint CDMA
Subs in NTELOS region
“Travel” data rate based on schedule through July 1, 2009; reset quarterly thereafter based on 90.0% of Sprint’s
3G and EVDO data yield
Rates tied to Sprint revenue yield incentivizes continued Sprint growth in Home markets and migration of iDEN customer base onto EVDO network
Reciprocal voice and data roaming rates
EVDO upgrade requirements scheduled to be completed by mid-2009
Sprint Nextel may terminate contract if NTELOS does not meet 95% EVDO deployment by January 2010 and/or
98% EVDO deployment by January 2011

PA
OH
MD
WV
KY
TN
NC
VA
Winchester
Washington DC
Point Pleasant
Huntington
Charleston
Harrisonburg
Staunton
Charlottesville
Clifton Forge
Lewisburg
Covington
Logan
Beckley
Troutville
Lynchburg
Blacksburg
Roanoke
Farmville
Richmond
Bluefield
Radford
Rocky Mount
Abingdon
Wytheville
Danville
Martinsville
South Boston
Tri-Cities
Greensboro
CLEC & Internet
Internet
ILEC
Fiber Optic Network
Point of Presence

Greensboro, NC
To Carlisle, PA
(1) As of June 30, 2007 or for the twelve months ended June 30, 2007.
($ in millions)
RLEC  ($62 Revenue / $46 Adj. EBITDA)
44,697 RLEC access lines (YoY 3%
decline)
Access revenues increased 10% YoY
Adjusted EBITDA increased 5% YoY
Broadband penetration at 33%
Competitive
($58 Revenues / $19 Adj. EBITDA)
48,095 CLEC access lines (YoY 5%
increase)
Revenue growth YoY was 4%
Strategic revenue growth YoY was 10%
2,040 mile fiber-optic network
Broadband connections up 20% from
second quarter 2006.
Established, Stable Wireline Business

$50
$58
$59
$62
$65 $64
54%
51%
56% 56% 56%
56%
0
10
20
30
40
50
60
$70
2002 2003 2004 2005 2006 2007G
$28
$30
$33
$37
$41
$57
$56
$54
$48
$61
$24
$21
$18
$17
$15
0
25
50
75
100
125
$150
2002 2003 2004 2005 2006 2007G
$100
$105
$107
$111
$119
$117
Adjusted EBITDA/Margin% Revenue
Wireline Provides Strong, Stable Cash Flow
($ in millions)
(1)
(1) Based on Midpoint of guidance range of $118 million to $120 million
(2) Based on Midpoint of guidance range of $63 million to $64.5 million
(2)
RLEC
Competitive -
Strategic
Competitive -
Other
Competitive -Strategic includes voice and broadband data services, high-capacity network access and transport services.

$20
$22
$30
$31
$7
$7
0
20
40
60
$80
6 Mo 2006 6 Mo 2007
$57
$60
Adjusted EBITDA/Margin% Revenue
YTD 2007 over YTD 2006 Strong, Stable Cash Flow
($ in millions)
RLEC
Competitive –
Other
Competitive-
Strategic
$32
$32
54%
56%
0
20
$40
6 Mo 2006 6 Mo 2007

Attractive Wireline Competitive Position
Most
Established
Wholesale
Fiber
Provider
Extensive fiber footprint in our markets
Cost advantage for wireline and wireless operations
Contracts with Alltel, AT&T, Verizon, Qwest, US Cellular, Verizon
Wireless
No Voice
Competition
in RLEC
Region
DSL in 94% of footprint
Rapid Cable offers only broadband service in Alleghany County
Comcast offers only broadband service in Augusta and Botetourt
Counties
Limited
CLEC
Competition
One primary CLEC competitor per CLEC market
ILEC competition from Verizon and Embarq
CLEC competition mainly from Level 3 and One Communications
Majority of CLEC customers are subject to multi-year agreements

* Financial Overview

$185
$157
$57
$60
$215
0
100
200
$300
6 Mo 2006 6 Mo 2007
$246
$375
$200
$171
$322
$280
$235
$119
$117
$111
$107
$100
$105
0
100
200
300
400
500
$600
2002 2003 2004 2005 2006 2007G
Wireless CAGR =  17%
Wireline CAGR  =   4%
$495
$440
$392
$343
$309
$280
Wireless Drives Revenue Growth
Total Revenue
($ in millions)
YTD Revenue
Wireless   Wireline   Other
(1) Based on Midpoint of guidance range for Consolidated Revenue of $492 million to $498 million
(1)

$71
$56
$32
$32
$85
$101
(5)
35
$75
$115
6 Mo 2006 6 Mo 2007
$66
$90
$112
$15
$33
$139
$58
$50
$59
$62
$65
$64
$172
$147
$121
$87
$66
$198
(10)
70
150
$230
2002 2003 2004 2005 2006 2007G
Wireless CAGR =  66%
Wireline CAGR  =  7%
YTD Adjusted EBITDA
Wireless Growth Enhances Adjusted EBITDA
Total Adjusted EBITDA
($ in millions)
Wireless   Wireline   Other
(1) Based on Midpoint of guidance range for Consolidated Adjusted EBITDA of $195 million to $200 million
(1)

$20
$28
$46
($8)
$29
$61
$58
$86
$93
(10)
50
110
$170
2002 2003 2004 2005 2006 2007G
Discretionary & EVDO Upgrade CapEx
$78
$114
$139
$31
$22
$6
$20
$28
$46
$49
$37
$36
$41
$32
$21
$20
$19 $17
$21
$6
$8
$5
$5
$3
0
20
40
60
80
100
$120
2002 2003 2004 2005 2006 2007G
$89
$60 $59
$73
$87
$105
Wireless   Wireline
Other Discretionary
& EVDO Upgrade
Accelerating Consolidated Free Cash Flow
Consol. Adjusted EBITDA - CapEx Consolidated CapEx
($ in millions)
(1)
(1)  Based on midpoint of guidance ranges
(1)

Cash Flows Guidance
($ in millions)
2007G
(1)
Adjusted EBITDA $      198
Less Capex 105
Adjusted EBITDA less CAPEX $        93
Less:
Cash Interest, net of interest income 46
Cash Taxes 13
Cash Dividends 13
Scheduled 2007 Debt Payments
(2)
6
Cash Flows, net
(3)
$        15
Cash on Hand at December 31, 2006
$        44
(1)
  Based on midpoint of guidance ranges
(2)
  Excludes $6 million debt payment in 1Q07 from "Excess Cash Flow" generated in 2006.
(3)
  Before adjustments for changes in working capital

Capitalization
($ in millions)
12/31/2005 12/31/2006 6/30/2007
Proforma
(1)
Year LTM
Adjusted EBITDA
$          146.8 $          172.5 $       188.4
Cash and cash equivalents $           28.1 $           44.2 $         57.5
1st lien senior secured credit facility $          396.0 $          625.2 $       615.9
2nd lien senior secured credit facility             225.0                    -                  -
Capital leases                 1.1                 1.3               1.3
   Total Debt $          622.1 $          626.5 $       617.2
Total Debt Leverage Ratio 4.24x 3.63x 3.28x
Net Debt (total debt less cash and cash equivalents)
$          594.0 $          582.3 $       559.7
Net Debt Leverage Ratio 4.05x 3.38x 2.97x
(1) Amount for 12/31/05 are proforma to exclude $135 million of floating rate notes paid off on April 15, 2006 with proceeds from the initial public offering.

Quarterly Cash Dividend
$0.15 per share - $6.3 million
Declaration Date – July 26, 2007
Record Date – September 20, 2007
Payment Date – October 11, 2007
Common Stock Ownership as of June 30, 2007
Shares (in 000s) % of Total
Quadrangle Entities 5,938                     14.1%
CVC Entities 5,528                     13.2%
Sub-total of Sponsors 11,466                   27.3%
NTELOS Named Executive Officers 1,084                     2.6%
Public and Other 29,468                   70.1%
Total Common Stock 42,018                   100.0%

Summary
Consistently Strong Financial Performance
Numerous Catalysts for Continued Growth
Focused on Long-term Free Cash Flow Growth
Diversified Business Model
High Growth Wireless Business
Expanding retail subscriber base
Growing high-margin wholesale revenue under new agreement
Strong Regional Wireline Business
Scalable Systems for Continued Expansion
Experienced Management Team

* Appendix

Adjusted EBITDA Reconciliation
($ in millions)
2001 2002 2003 2004 2005 2006 2006 2007
Consolidated
Operating Income (loss) ($30) ($416) $14 $55 $53 $61 $18 $57
Depreciation and Amortization 82 83 70 65 83 85 42 41
Capital and Operational Restructing
Charges - 4 2 1 15 - - -
Accretion of Asset Retirement Obligations - - 1 - 1 1 1 -
Advisory Termination Fees - - - - - 13 13 -
Asset Impairment Charges - 403 - - - - - -
Gain on Sale of Assets (32) (8) - - (9) - - -
Secondary Offering Costs - - - - - - - 1
Non-cash Compensation Charge - - - - 4 13 11 2
Adjusted EBITDA $20 $66 $87 $121 $147 $172 $85 $101
6 months ended

Adjusted EBITDA Reconciliation
($ in millions)
2002 2003 2004 2005 2006 2006 2007
Wireless
Operating Income (loss) ($410) ($15) $21 $32 $53 $26 $43
Depreciation and Amortization 61 47 44 57 58 29 28
Accretion of Asset Retirement Obligations - 1 1 1 1 1 -
Asset Impairment Charges 367 - - - - - -
Gain on Sale of Assets (3) - - - - - -
Adjusted EBITDA $15 $33 $66 $90 $112 $56 $71
Wireline
Operating Income (loss) $11 $37 $39 $36 $39 $19 $19
Depreciation and Amortization 18 21 20 25 26 13 13
Asset Impairment Charges 21 - - - - - -
Adjusted EBITDA $50 $58 $59 $61 $65 $32 $32
6 months ended

ARPU Reconciliation
($ in thousands, except for subscribers and ARPU data)
Three Months Ended:
Six Months Ended:
June 30, 2006 June 30, 2007 June 30, 2006 June 30, 2007
Average Revenue per Handset/Unit (ARPU)
Wireless communications revenue 79,588 $              93,493 $             157,163 $           185,085 $
Less: Equipment revenue from sales to new customers (3,795)                  (2,902)                  (7,540)                  (7,648)
Less: Equipment revenue from sales to existing customers (1,207)                  (1,622)                  (2,291)                  (3,613)
Less: Wholesale revenue (19,175)               (24,325)               (37,462)               (47,251)
Plus: Other revenues, eliminations and adjustments 279                       456                      643                      937
Wireless gross subscriber revenue 55,690 $              65,100 $             110,513 $           127,510 $
Less:  Paid in advance subscriber revenue (12,473)               (17,774)               (25,168)               (34,882)
Less: adjustments (230)                     (183)                     (726)                     (857)
Wireless gross postpay subscriber revenue 42,987 $              47,143 $             84,619 $             91,771 $
Average subscribers 345,794               386,758              342,926              380,880
Total ARPU 53.68 $                 56.11 $               53.71 $               55.80 $
Average postpay subscribers 259,133               276,637              257,861              273,460
Postpay ARPU 55.30 $                 56.80 $               54.69 $               55.93 $
Wireless gross subscriber revenue 55,690 $              65,100 $             110,513 $           127,510 $
Less: Wireless voice and other feature revenue (52,956)               (60,177)               (105,130)             (118,721)
Wireless data revenue 2,734 $                 4,923 $               5,383 $               8,789 $
Average subscribers 345,794               386,758              342,926              380,880
Total Data ARPU 2.64 $                   4.24 $                  2.62 $                  3.85 $
Wireless gross postpay subscriber revenue 42,987 $              47,143 $             84,619 $             91,771 $
Less: Wireless postpay voice and other feature revenue (40,603)               (42,993)               (80,021)               (84,522)
Wireless postpay data revenue 2,384 $                 4,150 $               4,598 $               7,249 $
Average postpay subscribers 259,133               276,637              257,861              273,460
Postpay data ARPU 3.07 $                   5.00 $                  2.97 $                  4.42 $

CPGA Reconciliation
($ in thousands, except for subscribers and  CPGA data)
Three Months Ended:
6/30/2006 6/30/2007
Six Months Ended:
6/30/2006 6/30/2007
Cost per Gross Acquisition (CPGA)
Cost of wireless sales
16,964 $     18,609 $             32,763 $             37,718 $
Less: access, roaming, and other cost of sales (9,980)         (11,916)               (18,777)               (22,808)
Merchandise cost of sales 6,984 $       6,693 $               13,986 $             14,910 $
Total customer operations
24,533 $     26,242 $             48,904 $             51,860 $
Less Wireline and other segment expenses (3,906)         (4,150)                  (8,710)                  (8,139)
Less: Wireless customer care, billing, bad debt and other expenses (9,525)         (10,763)               (18,069)               (20,947)
Sales and marketing 11,102 $     11,329 $             22,125 $             22,774 $
Merchandise cost of sales 6,984 $       6,693 $               13,986 $             14,910 $
Sales and marketing 11,102        11,329                22,125                22,774
Less: Merchandise sales (3,829)         (2,948)                  (7,574)                  (7,730)
Total CPGA costs 14,257 $     15,074 $             28,537 $             29,954 $
Gross subscriber additions 37,343        38,937                77,628                86,516
CPGA
382 $          387 $                   368 $                   346 $

CCPU Reconciliation
($ in thousands, except for subscribers and CCPU data)
Cash Cost per Handset/Unit (CCPU)
Maintenance and support
18,813 $     21,312 $             38,110 $             41,550 $
Less Wireline, other segment expenses (8,721)         (9,856)                  (18,176)               (19,181)
Wireless maintenance and support 10,092 $     11,456 $             19,934 $             22,369 $
Corporate operations
6,604 $       7,865 $               21,464 $             16,008 $
Less Wireline, other segment, and corporate expenses (2,411)         (2,524)                  (12,856)               (5,586)
Wireless corporate operations 4,193 $       5,341 $               8,608 $               10,422 $
Wireless maintenance and support 10,092 $     11,456 $             19,934 $             22,369 $
Wireless corporate operations 4,193          5,341                   8,608                   10,422
Wireless customer care, billing, bad debt and other expenses 9,525          10,763                18,069                20,947
Wireless access, roaming, and other cost of sales 9,980          11,916                18,777                22,808
Equipment revenue from sales to existing customers (1,207)         (1,622)                  (2,291)                  (3,613)
Total CCPU costs 32,583 $     37,854 $             63,097 $             72,933 $
Average subscribers 345,794      386,758              342,926              380,880
CCPU 31.41 $       32.63 $               30.67 $               31.91 $
Three Months Ended:
6/30/2006 6/30/2007
Six Months Ended:
6/30/2006 6/30/2007

Summary of Operating Results
($ in thousands)
Three Months Ended:
Six Months Ended:
June 30, 2006 June 30, 2007 June 30, 2006 June 30, 2007
Operating Revenues
Wireless PCS Operations 79,588 $             93,493 $             157,163 $          185,085 $
Subscriber Revenues 55,199                       64,413                       109,451                  126,107
Wholesale/Roaming Revenues, net 19,175                       24,325                       37,462                     47,251
Equipment Revenues 5,002                         4,524                         9,831                       11,261
Other Revenues 212                            231                            419                          466
Wireline Operations
RLEC 14,843                15,460                29,563               30,839
Competitive Wireline 14,081                14,846                27,865               29,252
Wireline Total 28,924                30,306                57,428               60,091
Other 227                      171                      415                     369
108,739 $           123,970 $           215,006 $          245,545 $
Operating Expenses
Wireless PCS Operations 51,876 $             57,498 $             101,498 $          114,229 $
Cost of Sales - Equipment 6,984                         6,693                         13,986                     14,909
Cost of Sales - Access & Other 9,980                         11,916                       18,777                     22,808
Maintenance and Support 10,092                       11,456                       19,934                     22,369
Customer Operations 20,627                       22,092                       40,193                     43,721
Corporate Operations 4,193                         5,341                         8,608                       10,422
Wireline Operations
RLEC 3,581                  4,366                  6,958                 8,433
Competitive Wireline 9,186                  9,795                  18,584               19,362
Wireline Total 12,767                14,161                25,542               27,795
Other 1,347                  1,207                  2,821                 2,431
65,990 $             72,866 $             129,861 $          144,455 $
Adjusted EBITDA
(a non-GAAP Measure)
Wireless PCS Operations 27,712 $
34.8%
35,995 $
38.5%
55,665 $
35.4%
70,856 $
Wireline Operations
RLEC 11,262
75.9%
11,094
71.8%
22,605
76.5%
22,406
Competitive Wireline 4,895
34.8%
5,051
34.0%
9,281
33.3%
9,890
Wireline Total 16,157
55.9%
16,145
53.3%
31,886
55.5%
32,296
Other (1,120)                 (1,036)                 (2,406)               (2,062)
42,749 $
39.3%
51,104 $
41.2%
85,145 $
39.6%
101,090 $
Capital Expenditures
Wireless PCS Operations 14,583 $             12,355 $             28,952 $            21,956 $
Wireline Operations
RLEC 2,547                  2,399                  5,448                 4,505
Competitive Wireline 3,474                  5,502                  5,517                 8,745
Wireline Total 6,021                  7,901                  10,965               13,250
Other 2,084                  1,816                  3,331                 3,053
22,688 $             22,072 $             43,248 $            38,259 $
Adjusted EBITDA less Capital Expenditures
Wireless PCS Operations 13,129 $             23,640 $             26,713 $            48,900 $
Wireline Operations
RLEC 8,715                  8,695                  17,157               17,901
Competitive Wireline 1,421                  (451)                     3,764                 1,145
Wireline Total 10,136                8,244                  20,921               19,046
Other (3,204)                 (2,852)                 (5,737)               (5,115)
20,061 $             29,032 $             41,897 $            62,831 $
(before depreciation & amortization, accretion of asset retirement obligations, asset write-down and impairment charges, gain on sale of assets, termination of advisory agreements, non-cash compensation and secondary offering costs, a non-GAAP Measure)